UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2007

CHINA ENTERTAINMENT GROUP, INC.
(Name of small business issuer as specified in its charter)

Nevada (State or jurisdiction of incorporation or organization)	000-29019 (Commission File Number)	22-3617931 (I.R.S. Employer Identification No.)

Unit 3409 Shun Tak Centre, West Tower, 168-200 Connaught Road Central, Hong Kong (Address of principal executive offices		n/a (Zip Code)

Issuer’s telephone number, including area code: 011-852-2313-1888

n/a

 (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

In this Form 8-K, references to “we,” “our,” “us,” “Company,” or the “Registrant” refer to China Entertainment Group, Inc., a Nevada corporation.

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective February 15, 2007, Clancy and Co., P.L.L.C. (“Clancy”) resigned as the Registrant’s independent accountant engaged to audit the Registrant’s financial statements. Clancy’s report on the Registrant's financial statements for the fiscal year ended December 31, 2004, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. Clancy’s report on the Registrant's financial statements for the fiscal year ended December 31, 2005, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles, other than the "going concern" disclaimer contained in therein.

During the Registrant's two most recent fiscal years and subsequent interim period preceding such resignation, there were no disagreements with Clancy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clancy, would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

The Registrant is currently engaged in selecting a replacement independent accountant to perform the independent audits and reviews of the Registrant’s financial statements.

The Registrant has requested Clancy to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant regarding Clancy in this Form 8-K. A copy of such letter is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

16.2	Letter from Clancy and Co., P.L.L.C. dated April 20, 2007.

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENTERTAINMENT GROUP, INC. (Retistrant)

Date: April 23, 2007	By:	/s/ Tang Chien Chang
Tang Chien Chang
Chief Executive Officer